UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street

Suite 1100

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Incentive Plan

The Board of Trustees (the “Board”) of Kite Realty Group Trust (the “Company”) adopted the Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and restated (the “Amended and Restated Equity Plan”) on March 21, 2022, and it was approved by shareholders of the Company at the 2022 annual meeting of shareholders of the Company on May 11, 2022 (the “Annual Meeting”), as described below in Item 5.07 of this Current Report on Form 8-K.

The following description of certain terms of the Amended and Restated Equity Plan is qualified in its entirety by reference to the full text of the Amended and Restated Equity Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Term. The Amended and Restated Equity Plan will terminate automatically on May 10, 2032 (the day before the tenth anniversary of the approval by shareholders at the Annual Meeting), unless it is earlier terminated by the Board or otherwise pursuant to the terms of the Amended and Restated Equity Plan.

Eligible Participants. Awards may be granted under the Amended and Restated Equity Plan to employees, directors, or trustees of the Company or its affiliates, or consultants or advisers (who are natural persons, who provide bona fide services to the Company or its affiliates, and whose services are not in connection with the Company’s offer or sales of securities in a capital-raising transaction and do not promote or maintain a market for the Company’s common shares).

Awards. The following types of awards may be made under the Amended and Restated Equity Plan, subject to the limitations set forth in the plan:

•	share options, which may be either incentive share options or nonqualified share options;

•	share appreciation rights or “SARs”;

•	restricted shares;

•	restricted share units (or share units) and deferred share units;

•	performance-based awards;

•	dividend equivalent rights;

•	unrestricted shares;

•	other equity-based awards;

•	long-term incentive plan units (or “LTIP units”);

•	“appreciation only” LTIP units (or “AO LTIP units”); and

•	cash incentive awards.

Shares Available for Issuance. Subject to adjustment as provided in the Amended and Restated Equity Plan, the maximum number of common shares reserved for issuance under the Amended and Restated Equity Plan equals:

•	6,000,000 common shares; plus

•	the number of common shares available for future awards under the 2004 Equity Incentive Plan (the “2004 Plan”) as of May 8, 2013 (the “Effective Date”); plus

•	the number of common shares subject to outstanding awards under the 2004 Plan as of the Effective Date that thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares and thereafter become available for issuance (together with the preceding two common share totals, the “2013 Plan Shares”); plus

•	6,000,000 common share equivalents, which is a fungible share pool representing up to 32,100,000 common shares, dependent on the number of full value awards and non-full value awards granted under the Amended and Restated Equity Plan.

A description of the material terms of the Amended and Restated Equity Plan is set forth in Proposal 4, under the heading “Summary of Material Terms of the Amended and Restated Equity Plan” in the Company’s 2022 Proxy Statement, filed with the SEC on March 29, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting took place on May 11, 2022. At the Annual Meeting, shareholders voted on the election of 13 nominees for the Company’s Board of Trustees to serve one-year terms expiring at the 2023 annual meeting of shareholders. The shares voted for, against, and abstaining as to each nominee were as follows:

Nominee	For	Against	Abstain
John A. Kite	174,029,058	12,863,794	134,491
William E. Bindley	173,996,802	12,892,313	138,228
Bonnie S. Biumi	181,160,687	5,745,445	121,211
Derrick Burks	180,755,835	6,136,795	134,713
Victor J. Coleman	180,246,313	6,647,011	134,019
Gerald M. Gorski	180,085,233	6,782,595	159,515
Steven P. Grimes	107,474,489	79,397,102	155,752
Christie B. Kelly	180,413,382	6,491,823	122,138
Peter L. Lynch	180,093,797	6,804,222	129,324
David R. O’Reilly	180,743,316	6,144,326	139,701
Barton R. Peterson	171,669,632	14,679,815	677,896
Charles H. Wurtzebach	180,689,813	6,195,464	142,066
Caroline L. Young	176,825,187	10,068,870	133,286

*	There were a total of 9,378,104 Broker Non-Votes for each trustee nominee.

At the Annual Meeting, the shareholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The shares voted for, against, and abstaining on this proposal were as follows:

	For	Against	Abstain
Advisory vote on named executive officer compensation	174,520,155	12,259,537	247,651

*	There were a total of 9,378,104 Broker Non-Votes related to the advisory vote on executive compensation.

At the Annual Meeting, the shareholders voted to ratify the appointment of KPMG LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. The shares voted for, against, and abstaining on this proposal were as follows:

	For	Against	Abstain
Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022	191,217,500	5,034,121	153,826

At the Annual Meeting, the shareholders voted to approve the Amended and Restated Equity Plan. The shares voted for, against, and abstaining on this proposal were as follows:

	For	Against	Abstain
Approval of the Amended and Restated Equity Plan	170,930,471	15,858,332	238,540

* There were a total of 9,378,104 Broker Non-Votes related to the vote to approve the Amended and Restated Equity Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and restated as of May 11, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 13, 2022	By:	/s/ Heath R. Fear
Heath R. Fear
Executive Vice President and Chief Financial Officer